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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2000

                               GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)

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
=================================================  ===============================  =================================
                      Delaware                               0-14685                           51-0271821
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
                                                           (Commission                        (IRS Employer
   (State or other jurisdiction of incorporation)         File Number)                     Identification No.)
=================================================  ===============================  =================================

================================================================= ===================================================
                14800 Conference Center Drive,                                                   20151
                 Suite 400, Westfields
                  Chantilly, Virginia
================================================================= ===================================================
       (Address of principal executive offices)                                               (Zip Code)
================================================================= ===================================================
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       Registrant's telephone number, including area code: (703) 802-9200

ITEM 5.  OTHER EVENTS.

As disclosed on the Form 8-K filed on April 3, 2000, Genicom Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 00138.

On April 18, 2000, and on May 31, 2000, the Company filed Debtor in Possession Operating Reports for the months ending April 2, 2000 and May 7, 2000 pursuant to the United States Bankruptcy Code in the Company's Chapter 11 case in the Bankruptcy Court. The Company is filing copies of its monthly trustee reports under cover of this Form 8-K.

ITEM 7.  EXHIBITS.

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EXHIBIT NO.         DESCRIPTION OF EXHIBIT
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
99.1                Debtor in Possession Operating Report for March, 2000.

99.2                Debtor in Possession Operating Report for April, 2000. (Bank Statements Excised).
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENICOM CORPORATION


                                        /s/ Shaun Donnellan
                                        --------------------------------------
Date: June 6, 2000                      By: Shaun Donnellan
      ------------                      President and Chief Executive Officer